UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2007

NATIONAL SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6453	95-2095071
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

2900 SEMICONDUCTOR DRIVE,  P.O. BOX 58090

SANTA CLARA, CALIFORNIA 95052-8090

(Address of Principal Executive Offices)

(408) 721-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents

		Page
Section 1 — Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement	3

Section 2 — Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant	3

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits	4

Signature		5

Exhibits:
10.1

Credit Agreement, dated as of July 20, 2007, among National Semiconductor Corporation, Goldman Sachs Credit Partners L.P. and the other lenders party thereto and Bank of America, N.A. as administrative agent.

NATIONAL SEMICONDUCTOR CORPORATION

Item 1.01            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Credit Facility

On July 20, 2007, National Semiconductor Corporation (“National”) entered into a senior unsecured credit agreement (the “Credit Facility”), dated as of July 20, 2007, with Goldman Sachs Credit Partners L.P. and the other lenders party thereto and Bank of America, N.A. as administrative agent.

The Credit Facility provides for a $500,000,000 senior unsecured loan maturing on the fifth anniversary of the date the loan is issued under the Credit Facility.  National may only borrow funds under the Credit Facility at one time on the closing date.

The proceeds from the Credit Facility will be used by National to fully repay the remaining portion of the indebtedness it incurred under the $1,500,000,000 bridge credit facility entered into on June 7, 2007 to repurchase up to $1,500,000,000 of shares of National’s common stock under the accelerated stock repurchase program announced on June 7, 2007, and to pay related fees and expenses.

The interest rate applicable to the loan under the Credit Facility will be, at National’s option, equal to either:

•                                          the base rate, which is the greater of  (1) the prime rate set by Bank of America and publicly announced from time to time as its prime rate and (2) the Federal Funds rate plus 0.5%; or

•                                          a rate equal to the London Interbank Offered Rate, or LIBOR, plus an applicable margin of between 0.50% and 1.25% depending on National’s public debt ratings from Moody’s Investor Services, Inc. and Standard and Poor’s Ratings Group.

The loan under the Credit Facility will be repaid in consecutive quarterly installments, commencing September 2007.  National may, at its option, voluntarily prepay amounts outstanding under the Credit Facility subject to requirements as to minimum amounts and multiples, at any time in whole or in part without premium or penalty.

The Credit Facility contains customary representations and warranties and customary affirmative and negative covenants, including, among other things, restrictions on liens, mergers and acquisitions and affiliate transactions.  There are no financial covenants included in the Credit Facility except for a minimum interest coverage ratio and a maximum total leverage ratio.  Events of default under the Credit Facility include, among others, nonpayment of principal or interest, covenant defaults, breaches of representations or warranties, bankruptcy and insolvency events, cross defaults and a change of control.

The foregoing description is qualified in its entirety by reference to the credit agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03            CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 of this Report on Form 8-K under the heading “Credit Facility” is hereby incorporated in this Item 2.03 by reference.

Item 9.01            FINANCIAL STATEMENTS AND EXHIBITS

                  (d)       Exhibits

Exhibit No.	Description of Exhibit
10.1

Credit Agreement, dated as of July 20, 2007, among National Semiconductor Corporation, Goldman Sachs Credit Partners L.P. and the other lenders party thereto and Bank of America, N.A. as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL SEMICONDUCTOR CORPORATION

Dated: July 20, 2007	/s/ John M. Clark
John M. Clark III
Senior Vice President, General
Counsel and Secretary
Signing on behalf of the registrant